PURCHASE AND SALE AGREEMENT


This Purchase and Sale Agreement ("Agreement"), made as of this 25th day of July, 1997, by and between HOME PROPERTIES OF NEW YORK, L.P., a New York limited partnership, having its principal office at 850 Clinton Square, Rochester, New York 14604 (hereinafter sometimes called "Buyer") and LOUIS
S. AND MOLLY B. WOLK FOUNDATION, having an office at 1600 East Avenue, Rochester, New York 14607 ("Seller").

                                  WITNESSETH:

     WHEREAS, Seller is the owner in fee simple of a certain residential apartment complex located in the City of Rochester, State of New York more commonly known as 1600 East Avenue Apartments all as more particularly described below;

     WHEREAS, Seller desires to sell said property to Buyer, and Buyer desires to purchase said property from Seller, upon the happening of certain events;

     NOW THEREFORE, in consideration of the property, mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency whereof being hereby acknowledged, the parties hereby agree as follows:

     1. REAL PROPERTY DESCRIPTION: The real property to be conveyed consists of that certain property known as 1600 East Avenue Apartments with a street address of 1600 East Avenue, Rochester, New York, County of Monroe and State of New York and more particularly described on "Exhibit A" annexed hereto and made a part hereof, together with and including all buildings and other improvements thereon, including but not limited to, 164 apartments located in an 11 story building, and all rights of Seller in and to any and all streets, roads, highways, alleys, driveways, easements and rights-of-way appurtenant thereto (collectively, the "Property").

     2. OTHER ITEMS: The following items, if any, now in or on the Property, are included in this sale and shall become the property of Buyer at Closing (as hereafter defined): all heating, plumbing and lighting fixtures, all bathroom fixtures, wall-to-wall carpeting, exhaust fans, hoods, signs, screens, tool sheds, fences, carpeting and runners, cabinets, mirrors, shelving, any humidifier and dehumidifier units, mailboxes, and any fixtures and equipment appurtenant to and used in connection with the operation of the Property other than property owned by the residents of the Property (hereinafter collectively the "Other Items").

     3. EXCEPTIONS: Buyer agrees to accept title to the Property subject to the following:

     a. restrictive covenants of record common to the tract or subdivision, provided same have not been violated, unless said violations have been released under Section 2001 of the Real Property actions and Proceedings Law;

     b. water line, sanitary sewer, drainage, gas line and main, electrical and telephone easements of record provided that no building or other improvements are located
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over the area covered by such easement or adversely affected.

     c.   ad valorem taxes not yet due and payable;

     d. zoning and other laws and government regulations of general application;

     e. matters shown on the survey provided pursuant to paragraph 7 hereof, provided that same do not impair the marketability of the Premises; and

     f. any leases affecting the Property entered into by 1600 East Avenue Associates as landlord as well as the Lease Agreement, dated November 24, 1987 by and between 1600 East Avenue Associates and Louis S. Wolk, as subsequently modified (the "Lease Agreement"). The Seller represents that it shall pay to 1600 East Avenue Associates the sum due to it pursuant to Section 28.4 of the Lease Agreement, which shall be one-half of the net sale proceeds (after deduction of the expenses of sale as described in Section 28.4 of the Lease Agreement) in excess of $7.5 million.

     4.   STRUCTURE OF PURCHASE AND SALE.

     a. Seller agrees that, immediately prior to the Closing, it will cause the Property to be conveyed to a partnership or to a limited liability company, at Buyer's option, to be created under the laws of the State of New York ("New Entity"). Buyer shall pay all legal and filing expenses relating to the formation of the New Entity and shall make the arrangements for its formation. The documents relating to the formation of the New Entity shall be subject to the Seller s approval, which shall not be unreasonably withheld or delayed. Furthermore, Buyer agrees that it will indemnify Seller against any and all claims or expenses suffered or incurred by Buyer as a result of its membership in the New Entity. The parties hereto agree that the term Seller as used herein shall include the New Entity, but that, in all events, the Louis S. Wolk and Molly B. Foundation shall remain responsible for the Seller's obligations hereunder.

     b. Buyer agrees that it will, in lieu of accepting a Deed for the Property, acquire all of the interests in New Entity, without recourse to the Seller (the "Interests").

     5.   PRICE, MANNER OF PAYMENT.

     a. In consideration for the conveyance of all of the Interests in the New Entity to the Buyer, Buyer agrees to pay to Seller in the manner hereinafter provided, the sum of Nine Million Five Hundred Thousand and 00/100 Dollars ($9,500,000.00) (the "Purchase Price"). The Purchase Price shall be payable on the Closing Date (as hereinafter defined) by certified check, or at Seller's option, by wire transfer of immediately available funds.

     6. ADJUSTMENTS AT CLOSING. The only adjustment to be made at Closing shall be with respect to rent pursuant to the Lease Agreement, which shall be pro-rated between the parties as if the Buyer was the owner of the Property as of midnight of the night preceding the Closing Date.

     7. SEARCH AND SURVEY; EXPENSES. Seller shall furnish and deliver to the attorney for Buyer as quickly as practicable following execution of this Agreement by
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


the parties fully guaranteed tax, title and United States
District Court searches and searches under Uniform Commercial Code of records in the appropriate offices, dated or redated subsequent hereto. Seller shall also promptly provide Buyer with an instrument survey dated or redated subsequent hereto certified to such persons and organizations as may be designated by Buyer, made by a land surveyor duly licensed by the State of New York, showing the boundaries of the land conveyed hereunder, all improvements thereon and the location of all easements, rights-of-way or similar encroachments affecting same, prepared and certified in accordance with the code of practice adopted by the New York State Association of Professional Land Surveyors. Seller shall pay for the continuation of said tax, title, United States District Court, local tax and Uniform Commercial Code searches to and including the date of Closing and for any required transfer tax in connection with the transfer.

     8. TITLE DOCUMENTS. At the time of Closing, Seller shall tender to Buyer an assignment of all of the Interests in the New Entity as well as an assignment of the Lease Agreement, both free and clear from all liens and encumbrances and both without recourse to the Seller. In addition, Seller shall transfer to Buyer the security deposit held by Seller with respect to the Lease in the amount of $350,000 plus all interest accrued thereon and not paid to the lessee under the Lease as described in Lease Modification No. 1, dated as of July 1, 1991.

     9. POSSESSION. Buyer shall have possession and occupancy of the Property from and after the date of delivery of the assignment of the Interests in the New Entity subject only to the matters herein otherwise provided for.

     10.  TITLE EXAMINATION; OBJECTIONS TO TITLE.

     a. Buyer agrees, within fifteen (15) days after Buyer receives the title materials described in paragraph 7 above, to furnish to Seller's attorneys a specification in writing of any objection to title that Buyer believes it is not required to take title subject to. Seller may, but shall not be required to, bring any action or proceedings or take such other action as may be appropriate to render title to the Property marketable.

     b. If Seller shall be unable to convey good and marketable title to the Property described above, subject to and in accordance with the provisions of this contract, then, except as hereinafter provided, Buyer may elect, by written notice to Seller to either:

          (i) terminate this Agreement by notice, in the manner hereinafter provided, delivered to Seller, in which event this Agreement shall wholly cease and terminate, and neither party shall have any further claim against the other by reason of this Agreement, and the lien, if any, of the Buyer against the Property shall wholly cease; or

          (ii) proceed with the purchase provided Seller, solely at Seller's discretion, elects and is able to obtain a commitment for title insurance and thereafter pays the premium for said insurance which insures the interest of the Buyer.

     c. Notwithstanding anything to the contrary contained herein, Buyer may accept such title as Seller may be able to convey, without reduction of the consideration hereunder or any credit or allowance against the same and without any other liability on the part of Seller and if Buyer elects to do so, Seller shall have no right to terminate this Agreement as hereinabove provided.

     d. If a search of the title discloses judgments, bankruptcies or other returns against other persons having names the same as or similar to that of Seller, Seller will on request deliver to Buyer an affidavit showing that such judgments, bankruptcies or other returns are not against Seller.

     11. CLOSING DATE. The Closing shall occur within 15 days after the satisfaction or waiver of the contingency set forth in paragraph 24 (the "Closing" or "Closing Date") at the offices of the Buyer, 850 Clinton Square, Rochester, New York, or at such other time and place that Buyer and Seller agree upon.

     12. BROKER'S COMMISSION. The parties hereto agree that no broker brought about this sale; and that each agrees to indemnify the other for any and all claims and expenses, including reasonable legal fees, if any commission is determined to be due because of a misrepresentation by such party. The foregoing indemnification shall survive the Closing.

     13. RISK OF LOSS. The risk of loss or damage to the Property by fire or other casualty, or by taking by eminent domain, until Closing, shall be assumed by Seller, and upon the happening of such event, Buyer shall have the election of terminating this Agreement without further liability thereunder, or of completing this purchase, paying to Seller the full consideration provided hereunder without adjustment or reduction therein in accordance with this Agreement, and receiving the insurance monies, collectible for such loss or damage, or the award for such taking by eminent domain; provided, however, that if such taking or such damage or destruction shall occur with respect to only an insignificant part of the Property, Buyer shall have no right to terminate this Agreement and shall proceed with the purchase of the portion of the Property then remaining. If Buyer shall proceed with the purchase of the portion of the Property then remaining following such taking, damage or destruction in accordance with this paragraph 13, Buyer shall nevertheless pay to Seller the full consideration provided hereunder without adjustment or reduction therein in accordance with this Agreement; but Seller shall, at the Closing, in addition to its other obligations set forth herein, pay to Buyer all condemnation, insurance or other awards received by or for the benefit of Seller as a result of such taking, damage or destruction prior to the Closing and assign to Buyer all such awards not yet received thereby. For the purposes hereof, a part of the Property shall be insignificant if the fair market value of the affected portion of the Property shall not exceed One Hundred Thousand and 00/100 Dollars ($100,000) in the aggregate.

     14. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer as of the date hereof and as of Closing:

     a. This Agreement has been duly authorized, executed and delivered and constitutes a legal and binding obligation of Seller, enforceable in accordance with its terms, except as may be limited by bankruptcy and other laws affecting creditors' rights generally.

     b. Neither the entry into this Agreement, nor the carrying out of the transactions contemplated herein has resulted or will result in any violation of, or be in conflict with, or result in the creation of, any mortgage, lien, encumbrance or change (other than those contemplated hereby) upon any of the properties or assets of Seller pursuant to, or constitute a default under, any certificate of incorporation, by-law, partnership agreement, or mortgage, indenture, contract, agreement, instrument, franchise, permit, judgment, decree, order, statute, rule or regulation applicable to Seller or the Property.

     c. No consent or approval by, or authorization of, or filing, registration or qualification with, any federal, state or local governmental authority, bureau, department or agency, or any corporation, person or other entity is required as of the Closing either for the execution, delivery or performance of this Agreement by Seller, or in connection with the consummation by Seller of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations, filings, registrations or qualifications as have been obtained by Seller as of the date hereof and disclosed and accepted by Buyer.

     15. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller as of the date hereof and as of the Closing:

     a. Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of New York and has all the requisite power and authority to enter into and carry out this Agreement according to its terms.

     b. This Agreement has been duly authorized, executed and delivered and constitutes a legal and binding obligation of Buyer, enforceable in accordance with its terms, except as may be limited by bankruptcy and other laws affecting creditors' rights generally.

     c. Compliance by Home Properties with this Agreement and the consummation of the transactions contemplated hereby do not conflict with, or result in the breach of, or constitute a default under the partnership agreement or other document pursuant to which Buyer is organized or any contract, agreement, indenture or undertaking to which Buyer is a party or by which it is bound.

     d. The partners of 1600 East Avenue Associates are unchanged since its formation, except that the limited partner changed its name from Leenhouts Investments to Leenhouts Ventures.

     16. CONDITION OF THE PROPERTY. Buyer has previously inspected the Property and the Other Items and shall purchase the Property and the Other Items solely in reliance upon the previous inspection thereof. Except as otherwise provided herein, there have been and shall be no other representations and warranties made by Seller, express or implied with respect to the physical condition of the Property and the Other Items or the compliance of the Property with applicable laws, ordinances, regulations, codes, licenses and permits. Buyer shall purchase the Property "AS IS" without any warranty as to the condition of all or any part thereof or as to fitness for any particular purpose or use.

     17. NOTICE. All notices given pursuant to any provisions of this Agreement shall be in writing, shall be effective only if delivered personally, sent by registered or certified mail, postage prepaid, or sent by a nationally recognized overnight delivery service to the addresses set forth below and shall be deemed given when received as established by written proof of receipt or upon proof that receipt was actively declined:

     To Seller:          Louis S. Wolk Foundation
                         1600 East Avenue
                         Apartment 701
                         Rochester, NY 14607

     With a copy to:     Samuel O. Tilton
                         Woods, Oviatt, Gilman, Sturman & Clarke, LLP
                         44 Exchange Street
                         Rochester, NY 14614

     To Buyer:           Home Properties of New York, L.P.
                         Attn:  Amy L. Tait, Executive Vice President
                         850 Clinton Square
                         Rochester, NY 14604

     With a copy to:     Ann M. McCormick, Esq.
                         850 Clinton Square
                         Rochester, NY 14604

     18. GUARANTEES. Seller shall assign to Buyer at Closing any and all guarantees and warranties it has with respect to the Property, the improvements thereon and the equipment relating to the Property, if any, and Buyer shall assume the duties and obligations of Seller with respect thereto.

     19. CONFIDENTIALITY. By execution of this Agreement and except as otherwise provided herein, Seller agrees to keep any and all information with respect to the transactions contemplated by this Agreement strictly confidential and will not disclose any such information without Buyer's prior written consent.

     20. USE OF APARTMENT. Provided that the apartments and parking space may be used only for the purposes of the Louis S. and Molly S. Wolk Foundation and no other purposes Seller shall continue to have the use of Apartments 701 and 702 and one parking space until the last day of the month in which the first anniversary of the Closing occurs free of charge, but subject to the rules and regulations applicable to the residents of the Property.

     21. APPLICABLE LAW. This Agreement shall be construed and governed in accordance with the laws of the State of New York.

     22. ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the parties, and any and all prior understandings or agreements, whether written or oral, are hereby merged into this Agreement. This Agreement cannot be modified except by a written instrument signed by the parties hereto.

     23. BINDING AGREEMENT. This Agreement shall not be binding or effective until properly executed by Buyer and by Seller at which time this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns.

     24. SELLER'S CONTINGENCY. The Seller s obligation to complete the transactions herein shall be contingent upon the receipt by the Seller of an update of the appraisal of the Property (subject to the Lease Agreement) previously commissioned by the Seller, which update shall show a value of the Property (subject to the Lease Agreement) not in excess of $9,500,000. In the event that the appraisal shows a value in excess of $9,500,000, Seller may terminate this Agreement upon written notice to the Buyer, such notice to be given on or before August 4, 1997. Failure to provide such a notice of termination on or before August 4, 1997 shall be deemed to be a waiver of the contingency set forth in this paragraph 24. Seller agrees that it will in good faith promptly order the update of the appraisal and arrange for its completion in a timely basis.

     25.  INTERPRETATION.  As used in this Agreement:

          a. Any gender shall include any other gender; the conjunctive shall include the disjunctive and the disjunctive shall include the conjunctive, wherever appropriate; and the plural shall include the singular and the singular shall include the plural, wherever appropriate.

          b. The titles of the sections herein have been inserted as a matter of convenience of reference only and shall not control or affect the meaning or construction of any of the terms and provisions hereof.

          c. Whenever in this Agreement reference is made to "this Agreement" or to any provision "hereof" or "hereunder" or words to similar effect, such reference shall be construed to refer to the within instrument and the attached exhibits and schedules as an integral part thereof, unless the context clearly requires otherwise.

     26. COUNTERPARTS. The parties hereto may execute this Agreement in any number of counterparts, each of which, when executed and delivered, shall have the force and effect of an original; but all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed as of the day and date first written above.

                                   LOUIS S. AND MOLLY B. WOLK FOUNDATION

Dated:  August 8, 1997

                                   By:  /s/ Leon Germanow
                                   ________________________________

                                   Title:  Chairman of the Board


                                   HOME PROPERTIES OF NEW YORK, L.P.
                                   By:  Home Properties of New York, Inc.
                                        General Partner


Dated:  July 25, 1997              /S/ Amy L. Tait
                                   _____________________________________
                                                Amy L. Tait
                                         Executive Vice President

                                         ACKNOWLEDGED AND AGREED

                                         1600 EAST AVENUE ASSOCIATES
                                   By:  Home Leasing Corporation


Dated:  June 25, 1997               /s/ Amy L. Tait
                                    _____________________________________
                                                Amy L. Tait
                                        Executive Vice President